UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2004

First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 15, 2001, relating to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-53266-03 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
201 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, which was made on August 16, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on August 16, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

Date: August 19, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Administrator:
Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Mortgage Loan Characteristics
Loan Level Detail
Delinquent Loan Detail
Specially Serviced (Part I) - Loan Detail
Page 2-5

Page 11-13
Page 14-19

Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
FUNB01C3
FUNB01C3_200408_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
21-Aug-01
17-Sep-01
15-Aug-11
Parties to The Transaction
Issuer: Wachovia Bank, National Association
Depositor: First Union National Bank
Underwriter: ABN AMRO Incorporated/Deutsche Banc Alex. Brown
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Fitch, Inc./Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707877%
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
78
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
426.633437000
27.920465000
0.000000000
398.712972000
1.847322800
Fixed
0.00
0.00
0.000000000
5.19600000%
0.000000000
33736XCT4
A-1
50,000,000.00
21,331,671.85
1,396,023.25
0.00
19,935,648.60
92,366.14
1000.000000000
0.000000000
0.000000000
1000.000000000
5.150000000
Fixed
0.00
0.00
0.000000000
6.18000000%
0.000000000
33736XCU1
A-2
139,853,000.00
139,853,000.00
0.00
0.00
139,853,000.00
720,242.95
1000.000000000
0.000000000
0.000000000
1000.000000000
5.352500006
Fixed
0.00
0.00
0.000000000
6.42300000%
0.000000000
33736XCV9
A-3
435,531,000.00
435,531,000.00
0.00
0.00
435,531,000.00
2,331,179.68
1000.000000000
0.000000000
0.000000000
1000.000000000
5.473333333
Fixed
0.00
0.00
0.000000000
6.56800000%
0.000000000
33736XCW7
B
33,777,000.00
33,777,000.00
0.00
0.00
33,777,000.00
184,872.78
1000.000000000
0.000000000
0.000000000
1000.000000000
5.532500204
Fixed
0.00
0.00
0.000000000
6.63900000%
0.000000000
33736XCX5
C
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
67,955.70
1000.000000000
0.000000000
0.000000000
1000.000000000
5.600000000
Fixed
0.00
0.00
0.000000000
6.72000000%
0.000000000
33736XCY3
D
23,541,000.00
23,541,000.00
0.00
0.00
23,541,000.00
131,829.60
1000.000000000
0.000000000
0.000000000
1000.000000000
5.690000000
Fixed
0.00
0.00
0.000000000
6.82800000%
0.000000000
33736XCZ0
E
11,259,000.00
11,259,000.00
0.00
0.00
11,259,000.00
64,063.71
1000.000000000
0.000000000
0.000000000
1000.000000000
6.000833673
7.201000000%
0.00
0.00
0.000000000
7.20100000%
0.000000000
33736XDE6
F
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
73,708.24
1000.000000000
0.000000000
0.000000000
1000.000000000
6.082500407
7.299000000%
0.00
0.00
0.000000000
7.29900000%
0.000000000
33736XDG1
G
12,282,000.00
12,282,000.00
0.00
0.00
12,282,000.00
74,705.27
1000.000000000
0.000000000
0.000000000
1000.000000000
6.379394285
7.655329378%
0.00
0.00
0.000000000
7.65527357%
0.000000000
33736XDJ5
H
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
78,358.10
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166802
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDL0
J
18,423,000.00
18,423,000.00
0.00
0.00
18,423,000.00
94,494.64
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166783
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDN6
K
14,330,000.00
14,330,000.00
0.00
0.00
14,330,000.00
73,500.96
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166260
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDQ9
L
6,141,000.00
6,141,000.00
0.00
0.00
6,141,000.00
31,498.21
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDS5
M
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166395
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDU0
N
6,142,000.00
6,142,000.00
0.00
0.00
6,142,000.00
31,503.34
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDW6
O
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707877%
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
78
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
997.634925980
0.000000000
30.800458580
966.834467400
4.327023316
Fixed
0.00
)
(17,789.67
)
(0.790012371
6.15500000%
0.000000000
33736XDY2
P
22,518,217.00
22,464,959.75
0.00
693,571.41
21,771,388.34
97,436.85
964.923808991
0.000000000
0.000000000
962.371894798
0.490195111
0.605603117%
0.00
0.00
0.000000000
0.60961719%
0.000000000
N
33736XDA4
IO-I
818,834,217.00
790,112,631.60
0.00
0.00
788,023,036.94
401,388.53
1000.000000000
0.000000000
0.000000000
1000.000000000
0.919312585
1.103189099%
0.00
0.00
0.000000000
1.10317510%
0.000000000
N
33736XDC0
IO-II
469,425,000.00
469,425,000.00
0.00
0.00
469,425,000.00
431,548.31
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2922
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2930
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(17,789.67
818,834,217.00
790,112,631.60
6,418,673.88
Total
788,023,036.94
1,396,023.25
693,571.41
5,022,650.63
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707877%
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
78
Grantor Trust
Statement Date:
ABN AMRO Acct: 720357.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2948
Z-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2955
Z-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707877%
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
78
Companion
Statement Date:
ABN AMRO Acct: 720357.2
1225.009488876
0.000000000
0.000000000
1232.129635283
0.000000000
Fixed
5,330.80
5,330.80
7.120146407
6.88960000%
7.120146407
COMP-I
748,692.47
917,155.38
0.00
0.00
922,486.18
0.00
1225.009517568
0.000000000
0.000000000
1232.129658513
0.000000000
Fixed
4,706.89
4,706.89
7.120140944
6.88960000%
7.120140944
COMP-II
661,066.97
809,813.33
0.00
0.00
814,520.22
0.00
1220.640321477
0.000000000
0.000000000
1227.609921221
0.000000000
Fixed
3,530.57
3,530.57
6.969599744
6.76760000%
6.969599744
COMP-III
506,567.11
618,336.24
0.00
0.00
621,866.81
0.00
Total P&I Payment
13,568.26
13,568.26
1,916,326.55
2,345,304.95
0.00
Total
2,358,873.21
0.00
0.00
0.00
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,873,583.69
)
(13,568.26
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,075,256.06
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(8,936.53
0.00
)
(8,519.71
0.00
)
(17,789.68
5,024,230.84
)
(1,580.23
0.00
0.00
0.00
)
(1,580.23
664,714.11
22,809.36
687,523.47
0.00
0.00
708,499.78
0.00
0.00
708,499.78
1,396,023.25
6,420,254.09
6,418,673.87
792,468,971.00
127
687,523.47
0.00
0
13,568.26
1,402,071.19
1
0.00
0
790,392,944.60
126
86,827.76
599,333.15
22,809.36
215,240.63
22,809.36
215,240.63
33,235.54
0.00
0.00
1,386.75
34,622.29
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(33,235.54
5,022,650.62
Interest Not Advanced (
Current Period
)
0.00
215,240.63
Workout Fees
Liquidation Fees
)
(333.44
0.00
Less Non Recovered
)
(599,333.15
)
(86,827.76
0.00
0.00
0.00

12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
8,936.53
333.44
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
8,519.71
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
17,789.68
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(17,789.68
)
(17,789.68
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
92,366.14
92,366.14
92,366.14
0.00
23.63%
24.45%
30/360
5.196000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
720,242.95
720,242.95
720,242.95
0.00
23.63%
24.45%
30/360
6.180000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
2,331,179.68
2,331,179.68
2,331,179.68
0.00
23.63%
24.45%
30/360
6.423000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
184,872.78
184,872.78
184,872.78
0.00
19.50%
20.17%
30/360
6.568000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,955.70
67,955.70
67,955.70
0.00
18.00%
18.61%
30/360
6.639000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
131,829.60
131,829.60
131,829.60
0.00
15.13%
15.62%
30/360
6.720000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
64,063.71
64,063.71
64,063.71
0.00
13.75%
14.19%
30/360
6.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,708.24
73,708.24
73,708.24
0.00
12.25%
12.63%
30/360
7.201000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
74,705.27
74,705.27
74,705.27
0.00
10.75%
11.08%
30/360
7.299000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
78,358.10
78,358.10
78,358.10
0.00
9.25%
9.52%
30/360
7.655273574%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
94,494.64
94,494.64
94,494.64
0.00
7.00%
7.18%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
73,500.96
73,500.96
73,500.96
0.00
5.25%
5.36%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,498.21
31,498.21
31,498.21
0.00
4.50%
4.58%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
20,998.81
20,998.81
20,998.81
0.00
4.00%
4.06%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
31,503.34
31,503.34
31,503.34
0.00
3.25%
3.28%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
20,998.81
20,998.81
20,998.81
0.00
2.75%
2.76%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
115,226.52
177,834.17
97,436.85
80,397.33
0.00%
0.00%
30/360
6.155000000%
)
(17,789.68
62,607.65
0.00
0.00
0.00
0.00
0.00
0.00
IO-I
30
401,388.53
401,388.53
401,388.53
0.00
NA
NA
30/360
0.609617187%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-II
30
431,548.31
431,548.31
431,548.31
0.00
NA
NA
30/360
1.103175099%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-I
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-II
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,040,440.30
5,103,047.95
5,022,650.63
80,397.33
)
(17,789.68
62,607.65
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720357.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.17%
5.24%
16-Aug-04
0
0
0
0
0
0
0
0
0
0
4
41,416,991
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,402,071
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
15-Jul-04
0
0
0
0
0
0
0
0
0
0
4
41,546,014
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,403,374
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
15-Jun-04
0
0
0
0
0
0
0
0
0
0
4
41,584,260
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,404,380
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
17-May-04
0
0
0
0
0
0
0
0
0
0
4
41,613,487
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,405,669
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Apr-04
0
0
0
0
0
0
0
0
0
0
4
12,223,204
0
0
0.79%
0.16%
0.00%
0.00%
1
0.79%
1,406,659
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Mar-04
1
1,306,838
0
0
0
0
0
0
0
0
4
12,231,173
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,824,824
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
17-Feb-04
1
1,308,287
0
0
0
0
0
0
0
0
5
16,661,170
0
0
0.00%
0.00%
0.78%
0.16%
2
1.56%
5,828,155
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
15-Jan-04
0
0
1
1,309,175
0
0
0
0
0
0
5
16,671,347
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,831,463
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.13%
1.95%
15-Dec-03
1
1,310,058
0
0
0
0
0
0
0
0
4
15,617,709
0
0
0.78%
0.13%
0.78%
0.16%
2
1.56%
5,836,057
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.11%
17-Nov-03
1
1,065,024
1
1,311,210
0
0
0
0
0
0
5
16,941,442
0
0
0.00%
0.00%
1.56%
0.68%
2
1.56%
5,839,310
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.13%
1.41%
15-Oct-03
0
0
2
5,473,582
0
0
0
0
0
0
4
11,312,892
0
0
1.56%
0.68%
0.00%
0.00%
2
1.56%
5,843,852
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Sep-03
2
5,477,803
0
0
0
0
0
0
0
0
3
7,157,071
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,847,051
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Aug-03
1
1,314,076
0
0
0
0
0
0
0
0
3
7,161,127
0
0
0.00%
0.00%
0.00%
0.00%
2
1.56%
5,850,228
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Jul-03
0
0
0
0
0
0
0
0
0
0
3
7,165,155
0
0
0.00%
0.00%
0.00%
0.00%
2
1.56%
5,854,697
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.56%
0.73%
16-Jun-03
0
0
0
0
0
0
0
0
0
0
2
5,854,697
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 720357.2
Commercial Mortgage Pass-Through Certificates
16-Aug-04
126
100.80%
790,392,945
96.53%
0.00%
0.00%
0
0.00%
0
0.00%
1
0.79%
1,402,071
0.18%
1
0.79%
693,571
0.09%
78
311
7.71%
7.65%
0
0
0
0
15-Jul-04
127
101.60%
792,468,971
96.78%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
79
312
7.46%
7.41%
0
0
0
0
15-Jun-04
127
101.60%
793,301,803
96.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
80
313
7.71%
7.65%
0
0
0
0
17-May-04
127
101.60%
793,966,513
96.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
81
314
7.46%
7.41%
0
0
0
0
15-Apr-04
127
101.60%
794,789,448
97.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
82
315
7.71%
7.65%
0
0
0
0
15-Mar-04
127
101.60%
795,444,659
97.14%
0.00%
0.00%
0
0.00%
0
0.00%
1
0.78%
4,416,599
0.55%
1
0.78%
53,258
0.01%
83
316
7.47%
7.41%
1
498,344
0
0
17-Feb-04
128
102.40%
800,837,888
97.80%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
84
317
7.47%
7.41%
0
0
0
0
15-Jan-04
128
102.40%
801,485,034
97.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
85
318
7.71%
7.66%
0
0
0
0
15-Dec-03
128
102.40%
802,127,148
97.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
319
7.47%
7.41%
0
0
0
0
17-Nov-03
128
102.40%
802,929,403
98.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
320
7.71%
7.66%
0
0
0
0
15-Oct-03
128
102.40%
803,562,292
98.13%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
321
7.47%
7.41%
0
0
0
0
15-Sep-03
128
102.40%
804,342,790
98.23%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
322
7.71%
7.66%
0
0
0
0
15-Aug-03
128
102.40%
804,956,656
98.31%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
323
7.71%
7.66%
0
0
0
0
15-Jul-03
128
102.40%
806,205,981
98.46%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
324
7.47%
7.41%
0
0
0
0
16-Jun-03
128
102.40%
806,970,256
98.55%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
325
7.71%
7.66%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
30-Jul-04
15-Sep-04
15-Jul-04
16-Aug-04
16-Aug-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
32
38,678,200
4.89
90
7.62
1.21
%
0 to
2,000,000
%
28
82,993,317
10.50
86
7.43
1.39
%
2,000,000 to
4,000,000
%
23
115,884,296
14.66
73
7.58
1.31
%
4,000,000 to
6,000,000
%
14
101,419,266
12.83
87
7.46
1.40
%
6,000,000 to
8,000,000
%
6
52,659,554
6.66
80
7.34
1.40
%
8,000,000 to 10,000,000
%
16
203,317,527
25.72
80
7.49
1.24
%
10,000,000 to 15,000,000
%
1
15,348,070
1.94
80
7.50
1.74
%
15,000,000 to 20,000,000
%
2
43,519,747
5.51
79
7.12
2.63
%
20,000,000 to 25,000,000
%
1
25,419,299
3.22
83
7.63
1.70
%
25,000,000 to 30,000,000
%
1
33,465,790
4.23
82
7.60
1.01
%
30,000,000 to 35,000,000
%
2
77,687,880
9.83
53
7.32
1.28
%
35,000,000 to 40,000,000
%
0
0
0.00
0
0.00
0.00
%
40,000,000 &
Above
%
39,875,687
624,746
790,392,945
126
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
6,272,960
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
26,539,316
3.36
81
6.62
1.57
%
6.500%
%
to
6.750%
15
62,915,209
7.96
69
6.98
1.04
%
6.751%
%
to
7.000%
18
87,491,809
11.07
79
7.20
1.49
%
7.001%
%
to
7.250%
31
275,380,684
34.84
71
7.38
1.43
%
7.251%
%
to
7.500%
31
234,172,469
29.63
83
7.61
1.48
%
7.501%
%
to
7.750%
20
66,974,003
8.47
89
7.85
1.40
%
7.751%
%
to
8.000%
3
6,304,447
0.80
104
8.15
1.42
%
8.001%
%
to
8.250%
4
25,426,162
3.22
86
8.40
0.80
%
8.251%
%
to
8.500%
2
5,188,846
0.66
121
8.70
0.42
%
8.501%
%
to
8.750%
0
0
0.00
0
0.00
0.00
%
8.751%
%
&
Above
126
790,392,945
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
6.600%
8.720%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
4
37,811,146
4.78
75
7.82
2.47
%
%
to
0
80
4
34,047,634
4.31
83
7.50
1.55
%
%
to
81
110
3
3,868,396
0.49
111
6.91
0.97
%
%
to
111
140
2
3,055,132
0.39
179
8.06
1.14
%
%
to
141
200
1
2,460,154
0.31
221
7.90
1.04
%
%
&
201
Above
221
20
14
81,242,461
Minimum Remaining Term
Maximum Remaining Term
10.28%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
8
66,614,364
8.43
23
7.36
1.14
%
%
0
to
60
101
628,900,523
79.57
81
7.43
1.36
%
%
61
to
90
0
0
0.00
0
0.00
0.00
%
%
91
to
120
1
4,134,630
0.52
132
8.72
0.53
%
%
121
to
150
1
6,675,573
0.84
166
8.44
0.99
%
%
151
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
210
1
2,825,393
0.36
221
7.75
1.00
%
%
211
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
221
19
112
709,150,483
Minimum Remaining Term
Maximum Remaining Term
%
89.72

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
30-Jul-04
15-Sep-04
15-Jul-04
16-Aug-04
16-Aug-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
6
34,247,504
4.33
76
7.76
0.55
%
%
0.001 0.750
2
23,812,153
3.01
77
8.00
0.83
%
%
0.751 0.875
11
50,635,315
6.41
102
7.38
0.97
%
%
0.876 1.000
9
71,128,638
9.00
85
7.46
1.05
%
%
1.001 1.125
15
105,857,972
13.39
54
7.43
1.19
%
%
1.126 1.250
19
85,977,127
10.88
81
7.43
1.32
%
%
1.251 1.375
22
167,026,691
21.13
80
7.45
1.44
%
%
1.376 1.500
17
94,574,168
11.97
81
7.51
1.56
%
%
1.501 1.625
8
81,367,480
10.29
81
7.28
1.69
%
%
1.626 1.750
5
31,713,648
4.01
80
7.36
1.83
%
%
1.751 1.875
0
0
0.00
0
0.00
0.00
%
%
1.876 2.000
6
16,075,241
2.03
79
7.46
2.15
%
%
2.001 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 3.000
1
23,251,185
2.94
77
7.58
3.50
%
%
3.001 & Above
5
4,725,823
0.60
70
7.49
0.00
%
%
Unknown
3.500
0.410
126
790,392,945
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
4
6,693,789
0.85
157
7.26
0.98
%
%
0.751 1.000
32
215,010,750
27.20
75
7.63
1.24
%
%
1.001 1.250
84
535,405,266
67.74
79
7.40
1.37
%
%
1.251 1.500
1
2,343,240
0.30
84
7.93
1.51
%
%
1.501 1.750
1
5,318,807
0.67
20
7.00
1.24
%
%
1.751 2.000
1
23,251,185
2.94
77
7.58
3.50
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 & Above
3
2,369,908
0.30
61
6.91
0.00
%
%
Unknown
2.080
1.000
126
790,392,945 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
20
111,792,594
14.14
78
7.53
1.51
%
%
Texas
16
110,771,662
14.01
78
7.39
0.99
%
%
Florida
9
90,039,064
11.39
81
7.41
1.40
%
%
CMBS Certificate
3
67,340,534
8.52
46
7.42
1.43
%
%
Pennsylvania
4
46,190,529
5.84
89
7.57
1.09
%
%
Michigan
10
43,667,626
5.52
91
7.55
1.37
%
%
Maryland
2
43,519,747
5.51
79
7.12
2.63
%
%
North Carolina
5
35,195,240
4.45
83
7.29
1.39
%
%
Illinois
9
34,186,389
4.33
64
7.18
1.44
%
%
New York
6
22,889,885
2.90
82
7.75
1.46
%
%
Nevada
4
15,845,749
2.00
80
7.73
1.44
%
%
New Jersey
4
15,784,458
2.00
75
8.23
0.99
%
%
Washington
1
14,398,167
1.82
82
7.60
1.23
%
%
Wisconsin
2
13,526,786
1.71
82
7.42
1.46
%
%
Virginia
3
13,476,094
1.70
80
7.34
1.60
%
%
District of Columbia
2
12,717,051
1.61
81
7.39
1.42
%
%
Iowa
1
12,464,463
1.58
82
7.75
1.43
%
%
Massachusetts
2
9,971,379
1.26
82
7.19
1.48
%
%
Arizona
2
9,284,908
1.17
80
7.28
1.26
%
%
Ohio
2
8,990,383
1.14
80
7.35
1.47
%
%
West Virginia
3
8,349,016
1.06
153
8.12
0.91
%
%
Minnesota
2
6,880,287
0.87
81
7.43
1.60
%
%
Indiana
2
6,569,971
0.83
81
7.74
1.35
%
%
Missouri
1
5,458,270
0.69
83
7.75
1.48
%
%
Mississippi
1
5,343,922
0.68
83
7.83
1.18
%
%
Colorado
2
5,023,911
0.64
82
7.68
1.22
%
%
Alabama
1
4,657,749
0.59
82
7.22
0.72
%
%
Georgia
1
3,588,389
0.45
81
7.25
1.66
%
%
Maine
1
3,229,966
0.41
80
7.00
0.47
%
%
Kansas
1
2,293,910
0.29
83
7.32
1.55
%
%
Oregon
1
2,144,027
0.27
82
7.88
1.05
%
%
Arkansas
1
2,018,358
0.26
82
7.22
1.42
%
%
South Carolina
1
1,615,765
0.20
173
8.00
1.13
%
%
Tennessee
1
1,166,696
0.15
80
7.75
1.37
%
%
100.00
790,392,945
126
%

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
30-Jul-04
15-Sep-04
15-Jul-04
16-Aug-04
16-Aug-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Multifamily
35
240,193,336
30.39
68
7.47
1.11
%
%
Retail
43
203,160,963
25.70
90
7.43
1.43
%
%
Office
19
139,139,604
17.60
82
7.40
1.45
%
%
Industrial
13
83,477,744
10.56
81
7.53
1.39
%
%
Mixed use
9
54,213,141
6.86
73
7.56
1.29
%
%
Self storage
2
29,528,341
3.74
80
7.50
1.78
%
%
Lodging
1
23,251,185
2.94
77
7.58
3.50
%
%
Mobile home park
3
16,073,332
2.03
70
7.30
1.14
%
%
Other
1
1,355,298
0.17
74
7.85
1.10
%
%
790,392,945
126
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
111
719,927,007
91.08
77
7.49
1.43
%
%
Full Amortizing
6
9,241,500
1.17
157
7.68
1.06
%
%
IO/Amortizing/Balloon
6
58,854,530
7.45
80
7.12
1.07
%
%
Other
3
2,369,908
0.30
61
6.91
0.00
%
%
790,392,945
126
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
3
56,584,431
7.16
84
1.43
%
%
7.38
25
to
36
123
733,808,514
92.84
78
1.39
%
%
7.47
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
126
790,392,945
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
7
59,643,266
7.55
20
7.39
1.09
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
2
7,789,443
0.99
44
7.03
1.39
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
3
22,101,704
2.80
74
7.95
0.96
%
%
2010
105
677,839,255
85.76
81
7.44
1.45
%
%
2011
0
0
0.00
0
0.00
0.00
%
%
2012
3
3,868,396
0.49
111
6.91
0.97
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
6
19,150,881
2.42
176
8.27
0.92
%
%
2015 & Greater
100.00
790,392,945
126
%

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
FL
7.30000%
1-Aug-11
FUNB01CH
Retail
1.40
39,875,687
281,084
1
31-Dec-03
7.35000%
1-Apr-06
FUNB01CH
Multifamily
1.16
37,812,193
268,699
2
31-Dec-03
PA
7.60000%
1-Jun-11
FUNB01CH
Multifamily
1.01
33,465,790
242,890
3
31-Dec-03
CA
7.62500%
1-Jul-11
FUNB01CH
Office
1.70
25,419,299
184,734
4
31-Dec-03
MD
7.57600%
1-Jan-11
FUNB01CG
Lodging
3.50
23,251,185
180,282
5
31-Dec-03
MD
6.60000%
1-May-11
FUNB01CH
Office
1.63
20,268,562
134,118
6
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.74
15,348,070
119,074
7
31-Dec-03
TX
7.27300%
1-May-11
FUNB01CH
Retail
1.41
14,099,793
104,270
8
31-Dec-03
FL
7.50000%
1-Mar-11
FUNB01CH
Mixed use
1.48
14,431,916
104,043
9
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.83
14,180,272
110,014
10
31-Dec-03
WA
7.60100%
1-Jun-11
FUNB01CH
Industrial
1.23
14,398,167
104,509
11
31-Dec-02
FL
7.52000%
1-Aug-11
FUNB01CH
Multifamily
1.49
14,365,504
103,336
12
31-Dec-03
NC
7.18000%
1-Apr-11
FUNB01CH
Retail
1.53
14,263,790
99,786
13
25-Aug-03
TX
7.44000%
1-May-11
FUNB01CH
Multifamily
0.95
12,766,476
89,641
B
14
31-Dec-03
TX
7.51000%
1-Jan-11
FUNB01CH
Mixed use
0.51
12,458,964
90,105
15
31-Dec-03
IA
7.75000%
1-Jun-11
FUNB01CH
Office
1.43
12,464,463
91,701
16
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
0.97
12,367,348
85,108
17
31-Dec-03
NJ
8.32700%
1-Oct-10
FUNB01CH
Multifamily
0.85
12,386,318
99,746
18
31-Dec-03
CA
7.41000%
1-Jun-11
FUNB01CH
Multifamily
1.28
12,145,245
86,633
19
31-Dec-03
CA
7.65000%
1-Apr-11
FUNB01CH
Office
0.81
11,425,834
83,439
20
31-Dec-03
FL
7.61000%
1-Jul-11
FUNB01CH
Industrial
1.38
11,199,008
81,278
21
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.07
10,318,320
71,007
22
31-Dec-03
MI
7.50800%
1-May-11
FUNB01CH
Retail
1.48
10,046,109
72,355
23
31-Dec-03
MI
7.32400%
1-Mar-11
FUNB01CH
Office
1.61
9,492,662
67,346
24
31-Dec-03
VA
7.35000%
1-Apr-11
FUNB01CH
Retail
1.57
8,919,800
63,385
25
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
NY
7.80000%
1-Jun-11
FUNB01CH
Retail
1.57
8,864,276
65,508
26
31-Dec-03
MA
7.15000%
1-Jun-11
FUNB01CH
Office
1.37
8,729,044
60,787
27
31-Dec-03
NC
7.42000%
1-Nov-10
FUNB01CH
Multifamily
1.11
8,360,088
64,941
28
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.12
8,293,685
57,075
29
31-Dec-03
AZ
7.23000%
1-Apr-11
FUNB01CH
Industrial
1.22
7,827,125
55,010
30
31-Dec-03
MI
7.92400%
1-Jul-11
FUNB01CH
Office
1.55
7,786,317
58,132
31
31-Dec-03
WI
7.61800%
1-Jul-11
FUNB01CH
Mobile home park
1.18
7,717,969
56,055
32
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
0.98
7,561,889
52,039
33
31-Dec-03
NC
7.27000%
1-May-11
FUNB01CH
Office
1.49
7,546,813
52,632
34
31-Dec-03
NV
7.86000%
1-Jun-11
FUNB01CH
Industrial
1.51
7,503,386
55,750
35
31-Dec-03
OH
7.37000%
1-Apr-11
FUNB01CH
Retail
1.48
7,418,068
52,811
36
31-Dec-03
DC
7.50000%
1-Jun-11
FUNB01CH
Office
1.29
7,291,522
52,441
37
31-Dec-03
CA
7.37000%
1-Mar-11
FUNB01CH
Mixed use
2.16
7,218,811
51,430
38
31-Dec-02
PA
7.19000%
1-May-11
FUNB01CH
Industrial
1.36
7,076,772
49,502
39
31-Dec-02
WV
8.44000%
1-Jun-18
FUNB01CH
Retail
0.99
6,675,573
61,791
40
31-Dec-03
NY
7.40700%
1-Jul-11
FUNB01CH
Industrial
1.52
6,807,869
48,500
41
31-Dec-03
CA
7.54000%
1-Jun-11
FUNB01CH
Multifamily
1.57
6,716,401
48,435
B
42
31-Dec-03
IL
6.68700%
1-Apr-11
FUNB01CH
Office
1.37
6,270,753
41,887
43
31-Dec-03
CA
7.39000%
1-May-11
FUNB01CH
Retail
1.75
5,824,727
41,502
44
31-Dec-03
CA
7.37500%
1-May-11
FUNB01CH
Retail
1.66
5,824,119
41,441
45
31-Dec-03
WI
7.15000%
1-Apr-11
FUNB01CH
Retail
1.83
5,808,817
40,524
46
31-Dec-03
IL
7.45000%
1-May-11
FUNB01CH
Industrial
1.58
5,730,026
41,052
47
31-Dec-03
TX
8.50000%
1-Mar-06
FUNB01CH
Multifamily
0.41
5,702,417
44,905
48
31-Dec-02
IN
7.74000%
1-May-11
FUNB01CH
Retail
1.41
5,595,285
41,154
49
25-Dec-03
CA
7.30000%
1-May-06
FUNB01CH
Mixed use
1.18
5,530,010
39,078
50
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
MO
7.75100%
1-Jul-11
FUNB01CH
Office
1.48
5,458,270
40,123
51
31-Dec-03
DC
7.25000%
1-Apr-11
FUNB01CH
Retail
1.60
5,425,529
38,202
B
52
31-Dec-03
IL
7.00000%
1-Apr-06
FUNB01CH
Multifamily
1.24
5,318,807
36,592
53
31-Dec-03
MS
7.83000%
1-Jul-11
FUNB01CH
Mixed use
1.18
5,343,922
39,563
54
31-Dec-03
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.37
5,316,385
38,999
55
31-Dec-03
FL
7.00000%
1-Apr-08
FUNB01CH
Mobile home park
1.49
5,125,396
35,261
56
31-Dec-03
TX
7.58000%
1-Jul-11
FUNB01CH
Multifamily
1.32
5,111,613
36,997
57
31-Dec-03
MI
7.45000%
1-Apr-11
FUNB01CH
Industrial
1.20
4,760,618
36,787
58
31-Dec-03
AL
7.22000%
1-Jun-11
FUNB01CH
Multifamily
0.72
4,657,749
32,647
59
PA
1-Jun-11
FUNB01CH
Office
1-Mar-04
60
31-Dec-03
CA
7.78000%
1-Jul-11
FUNB01CH
Industrial
1.30
4,352,780
32,080
61
31-Dec-03
TX
7.67000%
1-Mar-11
FUNB01CH
Multifamily
1.24
4,321,238
31,635
62
31-Dec-03
MI
8.15000%
1-Apr-11
FUNB01CH
Multifamily
1.50
4,191,668
32,003
63
31-Dec-03
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.33
4,169,523
30,586
64
31-Dec-03
CA
7.23000%
1-Apr-11
FUNB01CH
Retail
1.79
4,116,990
28,935
65
31-Dec-03
TX
8.72000%
1-Aug-15
FUNB01CH
Multifamily
0.53
4,134,630
33,344
66
31-Dec-03
TX
7.72400%
1-Jul-11
FUNB01CH
Office
0.74
4,063,777
29,800
67
31-Dec-03
MN
7.25000%
1-Apr-11
FUNB01CH
Office
1.84
3,996,484
28,140
68
30-Dec-03
NY
7.92900%
1-Jun-11
FUNB01CH
Mixed use
1.32
3,850,803
28,788
B
69
31-Dec-03
NV
7.37500%
1-Mar-11
FUNB01CH
Retail
1.83
3,611,085
27,773
70
31-Dec-03
NV
7.76000%
1-Mar-11
FUNB01CH
Retail
1.01
3,643,790
26,891
71
31-Dec-03
GA
7.25000%
1-May-11
FUNB01CH
Retail
1.66
3,588,389
25,241
72
20-Dec-03
NC
7.12500%
1-May-11
FUNB01CH
Multifamily
1.38
3,585,183
24,928
73
31-Dec-03
VA
7.25000%
1-Apr-11
FUNB01CH
Retail
1.73
3,390,956
23,876
74
31-Dec-03
IL
7.41000%
1-May-11
FUNB01CH
Retail
1.30
3,386,577
24,174
75
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
CA
7.40000%
1-Mar-11
FUNB01CH
Multifamily
1.29
3,271,957
23,375
76
31-Dec-03
IL
7.51000%
1-May-11
FUNB01CH
Retail
1.25
3,254,828
23,447
77
31-Dec-03
ME
7.00000%
1-Apr-11
FUNB01CH
Mobile home park
0.47
3,229,966
22,221
78
31-Dec-03
PA
7.78000%
1-Jul-11
FUNB01CH
Retail
1.36
3,187,814
23,495
79
31-Dec-03
IL
7.25000%
1-Mar-11
FUNB01CH
Retail
1.62
3,041,787
21,434
80
31-Dec-03
CA
7.25000%
1-Mar-11
FUNB01CH
Industrial
2.27
2,904,316
20,465
81
31-Dec-03
MN
7.68000%
1-Jul-11
FUNB01CH
Retail
1.26
2,883,804
21,063
82
31-Dec-03
MI
7.75000%
15-Jan-23
FUNB01CH
Retail
1.00
2,825,393
22,373
83
31-Dec-03
TX
7.25000%
1-May-11
FUNB01CH
Retail
1.29
2,824,159
19,865
84
31-Dec-03
TX
7.39500%
1-May-11
FUNB01CH
Retail
1.35
2,728,008
19,446
85
31-Dec-03
IL
7.60000%
1-May-11
FUNB01CH
Office
2.03
2,722,116
19,770
86
31-Dec-03
CO
7.46000%
1-May-11
FUNB01CH
Multifamily
0.97
2,680,671
19,223
87
31-Dec-03
TX
7.09300%
1-May-08
FUNB01CH
Multifamily
1.20
2,664,047
18,468
88
31-Dec-03
PA
7.90000%
1-Jan-23
FUNB01CH
Retail
1.04
2,460,154
21,324
89
31-Dec-03
CO
7.93000%
1-Aug-11
FUNB01CH
Mixed use
1.51
2,343,240
17,493
90
31-Dec-03
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.21
2,327,736
15,967
91
31-Dec-03
KS
7.32000%
1-Jul-11
FUNB01CH
Multifamily
1.55
2,293,910
16,212
92
31-Dec-03
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.47
2,133,758
14,637
93
31-Dec-03
OR
7.87500%
1-Jun-11
FUNB01CH
Office
1.05
2,144,027
15,952
B
94
31-Dec-03
AR
7.22000%
1-Jun-11
FUNB01CH
Multifamily
1.42
2,018,358
14,147
95
31-Dec-03
NJ
7.87000%
1-May-11
FUNB01CH
Retail
1.52
1,850,451
13,770
96
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CA
Retail
0.97
1,497,479
18,320
97
31-Dec-03
CA
7.50000%
1-Apr-11
FUNB01CH
Retail
1.68
1,703,358
12,271
98
31-Dec-02
CA
7.75000%
1-Apr-11
FUNB01CH
Mixed use
1.59
1,692,681
12,473
99
30-Dec-03
SC
8.00000%
15-Jan-19
FUNB01CH
Retail
1.13
1,615,765
15,111
100
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
TX
7.85000%
15-Oct-10
FUNB01CH
Other
1.10
1,355,298
20,226
101
31-Dec-03
OH
7.25000%
1-Jun-11
FUNB01CH
Retail
1.42
1,572,315
11,051
102
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CC
Retail
0.96
1,322,219
16,176
103
31-Dec-02
FL
7.50000%
1-Mar-11
FUNB01CH
Multifamily
1.28
1,551,819
11,187
104
31-Dec-03
FL
7.37500%
1-Mar-11
FUNB01CH
Multifamily
1.17
1,526,181
10,878
105
30-Dec-03
NC
8.12500%
1-Jan-20
FUNB01CH
Retail
1.15
1,439,366
13,249
106
31-Dec-03
AZ
7.55000%
1-May-11
FUNB01CH
Retail
1.47
1,457,783
10,540
107
31-Dec-03
CA
7.75000%
1-Apr-11
FUNB01CH
Industrial
1.50
1,431,771
11,330
108
31-Dec-03
NY
7.87500%
1-Mar-11
FUNB01CH
Mixed use
2.02
1,342,793
13,371
109
31-Dec-02
NC
7.47000%
1-Jul-11
FUNB01CH
Mobile home park
1.27
0
9,019
1-Aug-04
1,402,071
110
FL
7.62500%
1-Apr-11
FUNB01CH
Multifamily
0.00
1,301,699
9,484
B
111
31-Dec-03
MA
7.50000%
30-Apr-11
FUNB01CH
Multifamily
2.24
1,242,335
8,950
112
31-Dec-03
WV
6.82000%
1-Nov-13
FUNB01CE
Retail
0.98
1,048,698
12,765
113
31-Dec-03
CA
7.86000%
1-May-11
FUNB01CH
Retail
1.58
1,168,630
8,688
114
31-Dec-03
TN
7.75000%
1-Apr-11
FUNB01CH
Office
1.37
1,166,696
8,597
115
31-Dec-03
VA
7.58000%
1-Apr-11
FUNB01CH
Office
1.43
1,165,339
8,456
116
31-Dec-03
NV
7.87500%
1-Feb-11
FUNB01CH
Multifamily
1.06
1,087,488
8,121
117
NY
8.62500%
1-Mar-11
FUNB01CH
Office
0.00
1,054,216
8,934
B
118
31-Dec-03
NY
7.87000%
1-Mar-11
FUNB01CH
Retail
1.50
969,928
8,698
119
31-Dec-03
IN
7.75000%
1-Jul-11
FUNB01CH
Multifamily
0.99
974,685
7,164
120
31-Dec-03
CA
7.75000%
1-Apr-11
FUNB01CH
Retail
0.94
914,884
6,741
121
31-Dec-02
NJ
7.62500%
1-Apr-11
FUNB01CH
Multifamily
1.40
874,276
6,370
122
31-Dec-03
NJ
8.20000%
1-May-11
FUNB01CH
Office
1.53
673,413
5,160
123
31-Dec-03
FL
8.37500%
1-Apr-11
FUNB01CH
Multifamily
1.32
661,854
5,153
124
31-Dec-03
CA
8.00000%
1-Mar-11
FUNB01CH
Retail
2.20
644,871
5,210
125
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
6.94200%
1-Aug-11
FUNB01CB
Retail
0.00
926,817
0
126
MI
6.94200%
1-Apr-06
FUNB01CD
Retail
0.00
818,344
0
127
WV
6.82000%
1-Jun-11
FUNB01CF
Retail
0.00
624,746
0
128
790,392,945
5,764,166
1,402,071
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Jul-04
89,109.20
89,109.20
0.00
B
14
1-Jul-04
48,154.88
48,154.88
0.00
B
42
1-Jul-04
37,975.63
37,975.63
0.00
B
52
1-Jul-04
28,627.87
28,627.87
0.00
B
69
1-Jul-04
15,862.14
15,862.14
0.00
B
94
1-Jul-04
9,430.16
9,430.16
0.00
19-Nov-01
B
111
1-Jul-04
8,890.11
8,890.11
0.00
11-Dec-03
B
118
238,049.99
238,049.99
Total
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
19-Nov-01
1,301,699
80
321
FL
7.63%
1-Apr-11
Multifamily
Not Available
Not Avail.
Not Avail. Not Avail.
B
111
11-Dec-03
1,054,216
79
260
NY
8.63%
1-Mar-11
Office
1,055,312
Not Avail.
Not Avail. Not Avail.
B
118
22-Apr-04
33,465,790
82
323
PA
7.60%
1-Jun-11
Multifamily
33,465,790
2,955,649
1.01 31-Dec-03
3
20-Oct-03
5,595,285
81
322
IN
7.74%
1-May-11
Retail
5,595,285
696,174
1.41 31-Dec-02
49
41,416,991
40,116,387
4
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Extension
Forbearance documents and limited guarantee have been executed by Borrower, and all forbearance payments received. Loan in rehabilitation.
111
Pending Return to Master Servicer
Borrower is current although paying late. Counsel retained to research and potentially intervene in the litigation between named borrower
(sponsor is Iris Devereaux) and property owner (sponsor Nicolas Filas) to whom property was transferred in 2001 without lender consent.
118
Other/TBD
Borrower has threatened to stop funding debt service shortfall if Lender does not consider their offer to pay loan off in full with waiver of the prepayment premium. Appraisal bids are being solicited. Borrower has offered to fund an appraisal.
3
Other/TBD
Information submitted by borrower confirmed transfer of Borrower interest in the property (to a related entity), without obtaining lender consent. Contact and analysis ongoing.
49
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank
N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
16-Aug-04
16-Aug-04
15-Jul-04
15-Sep-04
30-Jul-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200408
1,402,071.19
925,000.00
216,500.22
708,499.78
693,571.41
65.97%
50.53%
19-Mar-01
1,800,000.00
110
200403
4,416,599.25
4,967,194.67
603,853.36
4,363,341.31
53,257.94
112.47%
98.79%
20-Apr-01
5,900,000.00
60
5,818,670.44
5,892,194.67
820,353.58
5,071,841.09
746,829.35
1,402,071.19
693,571.41
708,499.78
216,500.22
925,000.00
Current Total
Cumulative
12-Aug-2004 - 15:38 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..